UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2023 (April 14, 2023)

KANSAS CITY SOUTHERN

(Exact name of registrant as specified in its charter)

Delaware	1-4717	87-3883291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street, Kansas City, Missouri 64105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(816) 983-1303

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously reported, on December 14, 2021, on the terms set forth in the Agreement and Plan of Merger, dated September 15, 2021, by and between Canadian Pacific Kansas City Limited (formerly Canadian Pacific Railway Limited and referred to herein as “CPKC”), Cygnus Merger Sub 1 Corporation, a direct wholly owned subsidiary of CPKC (“Surviving Merger Sub”), Cygnus Merger Sub 2 Corporation, a direct wholly owned subsidiary of Surviving Merger Sub (“First Merger Sub” and, together with Surviving Merger Sub, the “Merger Subs”) and Kansas City Southern (“legacy Kansas City Southern”): (1) First Merger Sub merged with and into legacy Kansas City Southern (the “First Merger”) with legacy Kansas City Southern surviving the First Merger as a wholly owned subsidiary of Surviving Merger Sub, and (2) immediately following the effective time of the First Merger (the “Effective Time”), legacy Kansas City Southern merged with and into Surviving Merger Sub (the “Second Merger,” and, together with the First Merger, the “Mergers”) with Surviving Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of CPKC (“Second Surviving Corporation”). Upon the effective time of the Second Merger, Second Surviving Corporation was renamed “Kansas City Southern” and, as the successor company of legacy Kansas City Southern, continued to own the assets of legacy Kansas City Southern prior to the Effective Time (“Kansas City Southern”). Following the consummation of the Mergers, CPKC caused the contribution, directly and indirectly, of all of the outstanding shares of capital stock of Kansas City Southern to Cygnus Holding Corp., a Delaware corporation and an indirect wholly owned subsidiary of CPKC (“Merger Holdco”), immediately following which Merger Holdco deposited all of the stock of Kansas City Southern (the “Trust Stock”) into an independent, irrevocable voting trust (the “Voting Trust”) subject to the terms and conditions of a voting trust agreement (the “Voting Trust Agreement”), by and among CPKC, Merger Holdco and David L. Starling, and an assumption of voting trust agreement, by and among CPKC, Merger Holdco and Ronald L. Batory (the “Trustee”) pending receipt of an approval or exemption decision by the Surface Transportation Board (the “STB”) for the transactions contemplated by the Merger Agreement pursuant to 49 U.S.C. § 11323 et seq. (“STB Approval”).

As previously reported, on March 15, 2023, CPKC received STB Approval, subject to certain conditions, and announced on March 17, 2023, its acceptance of STB Approval and intent to obtain control of Kansas City Southern on April 14, 2023. Subsequently, on April 14, 2023 (the “Control Date”), the Voting Trust was terminated and CPKC thereby obtained control of Kansas City Southern (the “Control Acquisition”).

Item 5.01	Changes in Control of Registrant.

Upon the occurrence of the Control Acquisition on the Control Date, a change in control of Kansas City Southern occurred and CPKC obtained control of Kansas City Southern.

The information set forth in the Introductory Note of this report is incorporated in this Item 5.01 by reference.

Item 8.01	Other Events.

On April 19, 2023, CPKC and its subsidiary, Canadian Pacific Railway Company, a Canadian corporation (“CPRC”) completed (i) offers to exchange (the “Exchange Offers”) any and all of seven series of notes issued by Kansas City Southern (the “Old Notes”) for seven series of notes with the same principal and maturity dates issued by CPRC and unconditionally guaranteed on an unsecured basis by CPKC and cash; and (ii) the related solicitation of consents (the “Consent Solicitations”) from the holders of the Old Notes for the adoption of certain amendments (the “Amendments”) to the Indenture, dated December 9, 2015 (the “KCS Base Indenture”), by and among Kansas City Southern, the guarantors party thereto and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, as trustee (the “KCS Trustee”), and the supplemental indentures governing the Old Notes (collectively, with the KCS Base Indenture, the “Old Notes Indentures”).

The Exchange Offers commenced on March 20, 2023 and expired at 5:00 p.m. ET on April 17, 2023 (the “Expiration Date”). As of the Expiration Date, the principal amounts of Old Notes set forth in the table below had been validly tendered and accepted for exchange by CPRC and were subsequently transferred to Kansas City Southern for cancellation:

Series of Old Notes Subject to the Exchange	Aggregate Principal Amount Tendered and Cancelled	Percentage of Total Outstanding Principal Amount of such Series of Old Notes Tendered Cancelled	Aggregate Principal Amount of Old Notes Outstanding following Cancellation
3.125% Senior Notes due 2026	$226,911,000	90.76%	$23,089,000
2.875% Senior Notes due 2029	$414,841,000	97.61%	$10,159,000
4.300% Senior Notes due 2043	$448,453,000	99.96%	$198,000
4.950% Senior Notes due 2045	$463,066,000	92.77%	$36,099,000
4.700% Senior Notes due 2048	$497,866,000	99.57%	$2,134,000
3.500% Senior Notes due 2050	$542,556,000	98.65%	$7,444,000
4.200% Senior Notes due 2069	$420,491,000	98.94%	$4,509,000

Following such cancellation, $83,632,000 aggregate principal amount of Old Notes remain outstanding.

With respect to the Old Notes, at the Expiration Date, the requisite consents applicable to each series of Old Notes were obtained through the Consent Solicitations to adopt the Amendments to the Old Notes Indentures. Accordingly, Kansas City Southern entered into a Thirteenth Supplemental Indenture, dated as of April 19, 2023 (the “Thirteenth Supplemental Indenture”), by and among Kansas City Southern, the guarantors party thereto and the KCS Trustee, which amended and supplemented the Old Notes Indentures and adopted the Amendments. The Amendments, among other things, modified or eliminated certain reporting requirements, restrictive covenants and events of default in the Old Notes Indentures applicable to the respective series of Old Notes. The foregoing summary of the Thirteenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Thirteenth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Exchange Offers and Consent Solicitations were made pursuant to the terms and conditions set forth in CPRC’s and CPKC’s preliminary prospectus, which forms a part of the registration statement on Form F-4, filed by CPRC and CPKC with the Securities and Exchange Commission (“SEC”) on March 20, 2023 (File Nos. 333-270686, 333-270686-01), and the final prospectus, filed by CPRC and CPKC with the SEC on April 5, 2023.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

Exhibit 4.1	Thirteenth Supplemental Indenture, dated as of April 19, 2023, by and among Kansas City Southern, the guarantors party thereto and the KCS Trustee.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

Date: April 20, 2023

	By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Secretary